AMENDMENT NO. 7

             TO THE AIRBUS A321 PURCHASE AGREEMENT

                 dated as of February 14, 1990

                            between

                        AVSA, S.A.R.L.

                              and

            INTERNATIONAL LEASE FINANCE CORPORATION




This Amendment No. 7 (hereinafter referred to as the "Amendment") entered into as of
July 5, 1995, by and between AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067, U.S.A. (hereinafter referred to as the "Buyer");


                          WITNESSETH


WHEREAS, the Buyer and the Seller entered into a certain A321 Purchase Agreement, dated as of February 14, 1990, relating to the sale by the Seller and the purchase by the Buyer of twelve
(12) firmly ordered Airbus Industrie A321 model aircraft (the "Aircraft") and four (4) option Airbus Industrie A321 model aircraft (the "Purchase Agreement"), which agreement has been further amended by and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto and has been amended by Amendment No. 1 dated as of June 18, 1991, Amendment No. 2 dated as of December 10, 1992, Amendment No. 3 dated as of January 3, 1994, Amendment No. 4 dated as of February 28, 1994, Amendment No. 5 dated as of September 23, 1995 and Amendment No. 6 dated as of December 27, 1995.

WHEREAS, the Buyer and the Seller entered into a certain General
Terms Agreement, dated as of November 10, 1988, which agreement, as previously amended and supplemented together with all Exhibits, Appendices, and Letter Agreements attached thereto is hereinafter called the "G.T.A." ;

WHEREAS, the Buyer desires to exercise its right to firmly purchase certain optional aircraft ordered under the Amendment
No. 6 to the Purchase Agreement (the "Amendment No. 6) (the
"Option Aircraft") ;

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS :


1.   EXERCISE OF OPTION AIRCRAFT

The Buyer hereby exercises its right to firmly purchase the following Option Aircraft :

     - the Option Aircraft scheduled for delivery in   *
     hereby becomes an Exercised Option Aircraft scheduled
     for delivery in   *   ;

     - the Option Aircraft scheduled for delivery in   *
     hereby becomes an Exercised Option Aircraft scheduled for
     delivery in   *   ;

     - the Option Aircraft scheduled for delivery in   *
     hereby becomes an Exercised Option Aircraft scheduled
     for delivery in   *   .

The Buyer and the Seller hereby agree that, unless otherwise specified in this Amendment, all terms and conditions of the Amendment No. 6 shall apply to these Exercised Option Aircraft.


2.   NEW OPERATORS CREDIT

The conditions described in paragraph 5 of Letter Agreement No.
1 dated as of December 27, 1994 with respect to the New Operator
Credits shall apply to the Exercised Option Aircraft.
Consequently, upon execution of this Amendment, the Seller shall owe the Buyer an amount of:

     (i)    *   (       *       ) for the Exercised Option
     Aircraft scheduled for delivery in   *   ;

     (ii)   *   (       *       ) for the Exercised Option
     Aircraft scheduled for delivery in   *   ;

     (iii)  *   (       *       ) for the Exercised Option
     Aircraft scheduled for delivery in   *   ;

as an aggregate amount of   *    (     *     ).

The amounts quoted in (ii) and (iii), plus interest at
   *   , will be subject to immediate reimbursement by
the Buyer to the Seller in the event and on the date of Aero Lloyd's decision not to exercise the lease option for the
   *   , or    *   , whichever occurs first.


3.   EFFECT ON PREDELIVERY PAYMENTS

The Buyer and the Seller hereby agree that the terms and conditions of paragraph * of Amendment No. 6, as amended by paragraph 1 of Letter Agreement No. 3 will apply to the Exercised Option Aircraft. Upon execution of this Amendment, the Buyer shall pay to the Seller (as set out in paragraph 4
hereof) * % (   *   ) of the Aircraft Predelivery Payment
Reference Price per Exercised Option Aircraft, less the
   *   (     *     ) Option Fees already paid by the
Buyer to the Seller with respect to each Exercised Option
Aircraft.

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.

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The amounts due upon execution hereof are as follows :

     -    *    (       *       ) for the Exercised Option
     Aircraft scheduled for delivery in    *   ;

     -    *    (       *       ) for the Exercised Option
     Aircraft scheduled for delivery in    *   ;

     -    *    (       *       ) for the Exercised Option
     Aircraft scheduled for delivery in    *   ;

as an aggregate amount of :     *    (       *       ).


4.   PAYMENTS

     *     , the Buyer and Seller agree to make to each other
the payments referred to in paragraphs 2 and 3 hereof by means of wire transfer of funds, provided that it is further agreed that
     *     shall be paid to the Seller within    *
as aforesaid and    *   shall be paid on    *   .


5.   EFFECT OF AMENDMENT

The Purchase Agreement shall be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the Purchase Agreement.

This Amendment shall be effective upon satisfaction of all conditions hereof and of the Purchase Agreement.


6.   CONFIDENTIALITY

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions hereof. The provisions of this Paragraph 6 shall survive any termination of this Amendment.

*   PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
    BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION.
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7.   GOVERNING LAW AND JURISDICTION

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.  THE PERFORMANCE OF THIS
AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL
OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF
THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH
JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS
SHALL NOT APPLY TO THIS AMENDMENT.

If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Purchase Agreement as of the date first above written.

Agreed and Accepted,                  Yours sincerely,

INTERNATIONAL LEASE                   AVSA, S.A.R.L.
FINANCE CORPORATION





By:    __/s/_R.G. Duncan___        By:   __/s/_E.O. De Coninck___


Its:   __Senior Vice President___  Its:  __Attorney-In-Fact___

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